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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: SEPTEMBER 18, 2001                  COMMISSION FILE NO. 1-12785


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                                      31-1486870
 (State or other jurisdiction of incorporation            (I.R.S. Employer
       or organization)                                   Identification No.)

                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



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ITEM 5.       OTHER EVENTS.

              On September 17, 2001, Nationwide Financial Services, Inc. issued a press release on recent tragic events. In the press release, the Company responded to inquiries regarding the impact that the events of September 11, 2001 may have on the Company's financial strength and performance.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (c) Exhibits.

                  Exhibit 99.1 Press release dated September 17, 2001 on recent tragic events.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NATIONWIDE FINANCIAL SERVICES, INC.
                          -----------------------------------
                                (Registrant)



Date: September 18, 2001       /s/ Mark R. Thresher
                               ------------------------------------------------
                               Mark R. Thresher, Senior Vice President - Finance
                                         (Chief Accounting Officer)